Exhibit 10.33

SECOND AMENDMENT TO PATENT SECURITY AGREEMENT

THIS SECOND AMENDMENT TO PATENT SECURITY AGREEMENT (the “Amendment”) is entered into as of this 26th day of November, 2002 by and between UNIGENE LABORATORIES, INC., a Delaware corporation, having its principal place of business at 110 Little Falls Road, Fairfield, New Jersey 07004 (the “Company”), and Jay Levy, a resident of New Jersey (the “Secured Party”).

W I T N E S S E T H :

WHEREAS, the Company and the Secured Party are parties to that certain Patent Security Agreement dated as of March 13, 2001 (the “Agreement”), as amended on May 29, 2001, pursuant to which the Company has granted the Secured Party a security interest in certain of its patents and patent applications to secure payment by the Company of the Obligations (as defined in the Agreement); and

WHEREAS, the Secured Party has agreed to execute this Amendment in connection with the Company’s execution of that certain License and Development Agreement, dated the date hereof, by and between the Company and Upsher-Smith Laboratories, Inc.

NOW, THEREFORE, in consideration of the premises, the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1     Amendments. The Agreement is hereby amended by:

.1	deleting Section 4.1 in its entirety and replacing it with the following

The Company owns all of the Collateral free and clear of any lien, encumbrance, mortgage, security agreement, pledge or charge other than a license and development agreement, dated the date hereof, between the Company and Upsher-Smith Laboratories, Inc., pursuant to which the Company has licensed to Upsher-Smith Laboratories certain rights under the Licensed Patents (as defined in the Upsher-Smith License Agreement) including without limitation (i) Unigene’s United States Patent No. 6,440,392 issued on August 27, 2002, (ii) Unigene’s United States Patent No. 6,103,495, issued on August 15, 2000 and (iii) Unigene’s United States Patent No. 4,708,934, issued on November 24, 1987. Secured party acknowledges that Secured Party’s rights under this Agreement are subject to the Upsher-Smith License Agreement.

.2	deleting Exhibit A attached thereto in its entirety and substituting therefore Exhibit A attached to this Amendment.

2     No Other Changes. Except as expressly amended hereby, all of the terms and conditions of the Agreement remain in full force and effect.

3     Applicable Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New Jersey without giving effect to conflicts of laws principles.

4     Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original and all of which shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first above written.

UNIGENE LABORATORIES, INC.

By:	/s/ Warren Levy
Name:	Warren P. Levy
Title:	President & CEO

/s/ Jay Levy
JAY LEVY

EXHIBIT A

UNIGENE U.S. Patent Rights

Patent #	Title	Date of Patent
US 4,689,220	Immunization by Immunogenic Implant	August 25, 1987

US 4,708,934	Alpha-Amidation Enzyme	November 24, 1987

US 6,319,685	Alpha-Amidation Enzyme (Protein Interference)	November 20, 2001

US 5,789,234	Expression Systems for Amidating Enzyme	August 04, 1998

US 5,912,014	Oral Salmon Calcitonin Pharmaceutical Products	June 15, 1999

US 6,086,918	Oral Peptide Pharmaceutical Products	July 11, 2000

US 6,103,495	Direct Expression of Peptides into Culture Media (Divisional 1)	August 15, 2000

US 6,210,925	Direct Expression of Peptides into Culture Media (Divisional 2)	April 3, 2001

US 6,440,392	Nasal Calcitonin Formulations	August 27, 2002

Application #09/780,870	Direct Expression of Peptides into Culture Media (Divisional 3)	Filing Date: February 9, 2001

Application #09/780,643	Direct Expression of Peptides into Culture Media (Divisional 4)	Filing Date: February 9, 2001

Application #09/997,465	Oral Peptide Pharmaceutical Products	Filing Date: November 29, 2001

Application #10/094,306	Oral Peptide Pharmaceutical Dosage Form And Method of Production	Filing Date: March 7, 2002